                                                                   EXHIBIT 10.70

***PORTIONS OF THIS EXHIBIT MARKED BY BRACKETS ("[_____]") OR OTHERWISE IDENTIFIED HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.***

                                 WILTEL, INC.
                                    CARRIER
                          DIGITAL SERVICES AGREEMENT


     THIS DIGITAL SERVICES AGREEMENT (the "Agreement") is entered into as the 1st day of September, 1995 (the "Effective Date"), by and between WORLDCOM NETWORK SERVICES, INC. d/b/a WilTel, a Delaware corporation ("WilTel") and (i) ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA, a Texas non-profit corporation ("ACCA") and the members of ACCA which are listed with their respective addresses on Appendix A attached hereto (individually referred to as a "Member"), for the provision of the dedicated digital telecommunications interexchange, local access and ancillary services described in Service Orders accepted by WilTel under this Agreement, subject to the terms and conditions contained in this Agreement. References to "Customer" shall refer collectively to ACCA and all of the Members and each Member individually. Each Member may directly order, provision and maintain its own respective private line interexchange service requirements under this Agreement; provided, however, ACCA agrees to appoint an administrator (the "ACCA Administrator") who will be solely responsible for administering the terms and conditions contained in this Agreement, but shall have no personal liability under this Agreement. The addition of any additional Members under this Agreement after the Effective Date must be approved in writing by WilTel, which approval may not be unreasonably withheld.

     NOW THEREFORE, the parties agree to the following:

     1. INCORPORATION OF DOCUMENTS AND CONTROLLING PROVISIONS: This Agreement consists of all the terms and conditions contained (i) in this Agreement, (ii) in Service Orders that conform hereto, and, (iii) in documents incorporated herein specifically by reference. This Agreement constitutes the complete and exclusive statement of the understanding between the parties and supersedes all proposals and prior agreements (oral or written) between the parties relating to Service provided hereunder. In the event any provision of this Agreement conflicts with any statute, rule or order of any governmental unit or regulatory body, or tariff filed by WilTel, then, if required by law, such statute, rule, order or tariff shall control.

                          Page 1 of 27                              CONFIDENTIAL
                                                                    ------------

     2.   PRIOR AGREEMENTS/DISPOSITION OF EXISTING SERVICE:

     (A) The parties acknowledge that there currently exists between WilTel (or WilTel's affiliates, including without limitation, WorldCom, Inc., successor-in-interest to LDDS Communications, Inc.) and certain Members, agreements both oral and written for DS-0, DS-l and DS-3 level Interexchange Service and associated ancillary and local access service (collectively, the "Existing Service"), including without limitation the following agreements (collectively, the "Prior Agreements"):

               (i) That certain Digital Services Agreement between WilTel, Inc. (predecessor-in-interest to WorldCom Network Services, Inc.) and Long Distance Savers, Inc. dated as of the 1st day of April, 1994.

               (ii) That certain Digital Services Agreement between WTG-Central, Inc. (formerly LDX Net, Inc. and predecessor-in-interest to WorldCom Network Services, Inc.) and ACC Long Distance Corporation dated October 24, 1986, as amended by Amendment No. 4 dated January 4, 1991.

               (iii) That certain Digital Services Agreement between WilTel, Inc. and BTI (also known as Business Telecom, Inc.) dated December 1, 1994 and more particularly known as DSA#BTI-941201.

               (iv) That certain Digital Services Agreement between Williams Telecommunications Services, Inc. (predecessor-in-interest to WorldCom Network Services, Inc.) and Southern Interexchange Facilities, Inc. (predecessor-in-interest to Delta Comm, Inc.) dated July 13, 1991 and more particularly described as DSA#SIF-91071.

               (v) That certain Reseller Affiliate Agreement between WilTel, Inc. and Delta Comm, Inc. dated August 10, 1994.

               (vi) That certain ATC Service Agreement between Advanced Telecommunications Corp. (predecessor-in-interest to WorldCom, Inc.) and NTC, Inc. (also known as National Telecommunications of Florida) dated January 22, 1991.

                          Page 2 of 27                              CONFIDENTIAL
                                                                    ------------

     (B) As of the Effective Date of this Agreement, the Prior Agreements are canceled and of no further force or effect, and the parties shall be released from all liability thereunder with the exception of certain obligations arising under the Prior Agreements which are intended to survive, such as, payment for Services provided thereunder and rights of confidentiality and indemnity.

     (C) As of the Effective Date of this Agreement, the Existing Service provided to any Member pursuant to a Prior Agreement shall be subject to the terms and conditions of this Agreement, including without limitation, the rates (as described in Section 10 below), and the minimum Service Commitment Periods and minimum circuit charges (both of which are described in Section 14 below). However, neither ACCA nor any Member who is not a party to a particular Prior Agreement shall have any obligation, liability or responsibility for or under such Prior Agreement.

     3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES: Each of WilTel, ACCA and each Member individually represents and warrants to the other parties that:

     (A) It has the right, power and authority to enter into and perform its obligations under this Agreement;

     (B) It has taken all requisite action (corporate or otherwise) to approve execution, delivery and performance of this Agreement, and this Agreement constitutes a legal, valid and binding obligation of it, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws:

     (C) Neither the execution of this Agreement nor the fulfillment of or compliance with the terms and provisions hereof will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in a violation of the charter, by-laws, or other governing instruments of it, or any instrument, order, judgment or decree to which it is subject or any contract to which it is a party; and

     (D) The fulfillment of its obligations hereunder will not constitute a material violation by it of any existing applicable law, rule, regulation

                          Page 3 of 27                              CONFIDENTIAL
                                                                    ------------
      or order of any governmental authority, and except as otherwise provided herein, all material necessary or appropriate public or private consents, permissions, agreements, licenses, or authorizations to which it may be subject have been obtained.

      4. TERM: WilTel's obligation to provide Service under this Agreement shall be effective over the period commencing with the Effective Date of this Agreement and continuing through and including August 31, 1998 (the "Term"). With respect to any Service Order for which the applicable Service Commitment Period has not been satisfied by the end of the Term, the terms and conditions of this Agreement will remain in full force and effect until such Service Commitment Period has been satisfied. Upon the expiration of the Term, all charges relevant to the Service will remain in effect and Service which has met its minimum Service Commitment Period as described herein will be subject to termination by either party upon not less than thirty (30) days prior written notice to the other party.

      5. SERVICE ORDERS: Service requested by Customer hereunder shall be requested on (i) WilTel Digital Service Description forms in effect from time to time or Customer's forms accepted in writing by an Authorized Headquarters Representative of WilTel as hereinafter provided, or (ii) through the WilTel Electronic Order Processing system whereby Customer receives written confirmation from WilTel of the Service it has requested (hereinafter collectively referred to as "Service Orders"). Each Service Order shall reference this Agreement by Digital Service Agreement number ("DSA#") and shall become a part of this Agreement only to the extent that it specifies the type of Interexchange Service, quantity of circuits, originating and terminating cities, Requested Service Date, Service Commitment Period, charges and other information necessary for WilTel to provide the Service to Customer. Any other terms and conditions that are typed, printed or otherwise included in any Service Order shall be deemed to be solely for the convenience of the parties. No action by WilTel (including, without limitation, provision of Service to Customer pursuant to such Service Order) shall be construed as binding or estopping WilTel with respect to such term or condition, unless the Service Order containing said specific term or condition has been signed by an Authorized Headquarters Representative of WilTel.

     6.  SERVICE COMMITMENT PERIOD, START OF SERVICE AND AUTOMATIC
EXTENSION: The Service Commitment Period for the Interexchange and Ancillary Services subject to recurring charges and described in a Service Order shall commence on

                          Page 4 of 27                              CONFIDENTIAL
                                                                    ------------
the Requested Service Date or the date upon which the Service first becomes available in conformity with the Technical Standards, whichever is later ("Start of Service").

     7.   SERVICE TO BE PROVIDED:

     (A) WilTel agrees to offer and provide Customer with DS-0 level Interexchange Service, DS-l level Interexchange Service, Multiple DS-l level Interexchange Service and DS-3 level Interexchange Service that is available and uncommitted (i.e., Service for which WilTel does not have firm orders) between and among (i) any two (2) cities comprised exclusively of the WilTel On-Net Cities ("On-Net Service"), and (ii) one or more WilTel Extended Cities ("Extended Service") both of which are set forth in Attachment "1" (or such other cities as may be mutually agreed upon from time to time and documented via a Service Order executed by a duly authorized representative of each party). On-Net Service and Extended Service are collectively referred to as "Interexchange Service".

     (B) The rates set forth in Section 10 below shall apply to (x) On-Net Service with respect to DS-1, Multiple DS-1 and DS-3 level Interexchange Service, and (y) Extended Service only with respect to DS-l level Interexchange Service; provided, all other Extended Service shall be subject to rates as determined by WilTel on an individual case basis and agreed upon, in writing, by the parties hereto.

     (C) In addition, it is further acknowledged by Customer that WilTel can not make an advance guarantee of the delivery interval for Service originating or terminating in WilTel Extended Cities set forth in Attachment "1". Further, WilTel shall not be obligated to accept a Service Order conforming with the provisions of this Section 7 for On-Net Service pursuant to which Customer requires a Requested Service Date for such Service described therein which is greater than ninety (90) business days, and less than WilTel's standard installation intervals which are (i) twelve
     (12) business days with respect to DS-l level Interexchange Service, or
     (ii) ten (10) business days with respect to DS-3 level Interexchange Service from the date Customer submits such Service Order to WilTel (the "Standard Interval"). Provided, WilTel's Standard Intervals only apply when such On-Net Service is available and uncommitted as provided in Subsection (A) above.

                          Page 5 of 27                              CONFIDENTIAL
                                                                    ------------

     (D) WilTel will also provide (i) Customer with Ancillary Services (as hereinafter defined), and (ii) agency service for Customer in provisioning Customer's Local Access (as hereinafter defined) all as may be requested by Customer and accepted by WilTel in accordance with the terms hereof (Interexchange Service, Ancillary Service and agency for Customer's Local Access shall be collectively referred to herein as the "Service").
     WilTel's Installation and Ancillary Charges as of the Effective Date are shown on Exhibit "1", a copy of which is attached hereto and incorporated herein by reference. WilTel's liability for delays in installation, testing and operation of Interexchange Service, Local Access and Ancillary Services is limited in Section 21 of this Agreement.

     8.   LOCAL ACCESS AND ANCILLARY SERVICES:

     (A) WilTel may, when reasonable under the circumstances, upon Customer's or an individual Member's request, act as Agent for Customer or such individual Member with responsibility for provisioning and the initial testing of an interconnection (reasonably coordinated with Start of Service) between selected Interexchange Service and a Customer or individual Member designated termination point and/or service (e.g., Feature Group Service) ("Local Access"). Charges to Customer or the individual Member for Local Access Service ministered on behalf of Customer or such individual Member by WilTel shall not exceed charges Customer or such individual Member would otherwise pay the same local access provider for the relevant interconnection and/or service.

     (B) WilTel will also provide Customer and the individual Members other services (which are available and provided by WilTel), including but not limited to: (i) multiplexing/demultiplexing service ("Muxing"), (ii) digital cross-connect service ("DCS"), or (iii) extraordinary service for reasons including but not limited to: (a) Customer's request to expedite Service availability to a date earlier than WilTel's published installation interval or a previously accepted Requested Service Date; (b) Service redesign or other activity occasioned by receipt of inaccurate information from Customer; (c) reinstallation charges following any suspension of the Service for cause by WilTel; (d) Customer's request for use of routes or facilities other than those selected by WilTel for provision of the Service; and (e) other circumstances in which extraordinary costs and expenses are generated by Customer and reasonably

                          Page 6 of 27                              CONFIDENTIAL
                                                                    ------------
     incurred by WilTel (services under this Subsection (B) are collectively referred to herein as "Ancillary Services"). Recurring and non-recurring charges to Customer for Local Access (including WilTel's Local Access Coordination Fee) and Ancillary Services shall be established as of WilTel's acceptance of the Service Order relevant thereto. A list of WilTel's Installation and Ancillary Service charges are shown on Exhibit "1" which is attached hereto and incorporated herein by reference. RECURRING CHARGES FOR LOCAL ACCESS BILLING ADMINISTERED BY WILTEL AND CHARGED TO CUSTOMER SHALL BE SUBJECT TO ADJUSTMENT AT SUCH TIMES AS WILTEL SHALL DETERMINE, NOT TO EXCEED THE PREVAILING CHARGES OF SUCH LOCAL ACCESS PROVIDERS AS WOULD OTHERWISE BE PAID DIRECTLY BY CUSTOMER FOR THE RELEVANT INTERCONNECTION OR SERVICE.

     (C) Commencing with the Effective Date of this Agreement, WilTel agrees to charge Customer [__________________] of WilTel's standard rates for the DS-l level entrance facilities or local serving arrangements WilTel has with the relevant local telephone operating compan(ies) (the "LSA Rates"). The LSA Rates as described herein will remain in full force and effect until such time as WilTel modifies its rates (either by an increase or a decrease) relative to entrance facilities or local serving arrangements generally available to its other carrier customers. In the event Customer is billed directly by the Local Access provider(s) for entrance facilities or local serving arrangements, the parties agree to cooperate in preventing WilTel's duplication of charges to Customer for the same entrance facilities. In the event Customer has been charged by the Local Access provider(s) for such charges, upon WilTel's receipt of reasonable documentation substantiating such charges and Customer's payment therefor, WilTel agrees to either issue Customer a credit for such charges or reasonably assist Customer in obtaining a refund from the appropriate Local Access provider.

     9.   CUSTOMER'S COMMITMENT/DEFICIENCY CHARGE:

     (A) Commencing with the March, 1996 billing period and continuing through the end of the Term (the "Commitment Period"), Customer agrees to maintain, on a take-or-pay basis, Monthly Recurring Interexchange Service Charges of a least [______] ("Customer's Commitment"). It is further understood by the parties that certain Members have individually committed for a certain portion of Customer's Commitment as further described in

                                 Page 7 of 27                       CONFIDENTIAL
                                                                    ------------

     Section 17 below. Provided, however, except as provided in Section 17, nothing contained herein shall be construed as to make ACCA or any Member directly liable to WilTel for the monthly recurring Interexchange Service Charges of any other Member.

     (B) Subject to Section 17 below if, in any month during the Commitment Period, a Member's actual Monthly Recurring Interexchange Service Charges do not equal at least such Member's portion, if any, of Customer's Commitment as shown in the Commitment Schedule described in Subsection 17(B), then for such month(s), such Member agrees to pay WilTel the difference between such Member's actual Monthly Recurring Interexchange Service Charges and such Member's portion, if any, of Customer's Commitment (the "MONTHLY DEFICIENCY CHARGE"). Monthly Deficiency Charges, if any, determined in accordance with this Subsection (B) shall be due at the same time Service charges are due hereunder.

     (C) The parties hereby specifically agree that the provisions contained herein describing a deficiency charge represents a mutual good faith estimate of, and bears a reasonable relationship to, the actual damages to WilTel in the event of such deficiency and do not represent a penalty of any kind, and that such deficiency charge is an obligation of ACCA and the Members subject to specific performance.

     (D) For purposes of this Agreement, "MONTHLY RECURRING INTEREXCHANGE SERVICE CHARGES" will not include pro-rated charges for Interexchange Service, Local Access charges, Ancillary Service charges, additional Charges (as defined below), other recurring or non-recurring charges for space, facilities or any other charges other than those charges identified by the relevant WilTel invoice as monthly recurring interexchange service charges for private line service.

     (E) In the event Customer submits a firm Serviced Order for DS-l or DS-3 level On-Net Service (other than orders submitted under Sections 11 or 12 below) and WilTel can not deliver Service within [_________] business days or some other longer interval agreed to by Customer, and Customer orders and is provided such Service by another carrier, then solely for purposes of determining if Customer has met Customer's Commitment described in Subsection (A) above, WilTel agrees to include an amount equal to WilTel's Monthly Recurring Interexchange Service Charges for such Service times the

                          Page 8 of 27                              CONFIDENTIAL
                                                                    ------------
     number of months such Service is actually installed by the other carrier. Upon request by WilTel, Customer agrees to provide adequate documentation reasonably acceptable to WilTel to substantiate Customer's ordering and being provided Service under this Subsection from another carrier.

      10. MONTHLY RECURRING INTEREXCHANGE SERVICE RATES: Customer will receive the following rates and discounts for Service ordered hereunder. Customer will not receive any other discounts unless specifically set forth herein.

     (A) The Base Rate per VGE per V&H Mile for On-Net DS-3 level Interexchange Service will be as follows based on Customer's Spending Level (as defined in Subsection (F) below):

                        Monthly
                     Spending Level              Rate
               -------------------------      ----------
               [________] - [________]         [_____]
               [________] - [________]         [_____]
               [________] - [________]         [_____]
               [________] - [________]         [_____]
               [________] - [________]         [_____]
                      [_________]              [_____]

     (B) The Base Rate per VGE per V&H Mile for On-Net and Extended DS-l level Interexchange Service will be as follows based on Customer's Spending Level (as defined in Subsection (F) below):

                        Monthly
                     Spending Level              Rate
               -------------------------      ----------
               [________] - [________]         [_____]
               [________] - [________]         [_____]
               [________] - [________]         [_____]
               [________] - [________]         [_____]
                      [_________]              [_____]

     (C) Notwithstanding anything to the contrary contained herein, commencing with the Effective Date and continuing through and including February 28, 1996, Customer's Monthly Spending Level will be deemed to be the greater of
     (i) [______], or (ii) Customer's actual Monthly Spending Level. Commencing March 1, 1996 and continuing through the end of the Term, Customer's rates for DS-l and DS-3 level Interexchange Service as described above will be the rate which corresponds with Customer's actual Monthly Spending Level as determined under Subsection (F) below.

                          Page 9 of 27                              CONFIDENTIAL
                                                                    ------------

     (D) The Base Rate for Multiple DS-l level Interexchange Service ("Multiple DS-1 Service") will be the DS-l level Interexchange Service rates described in Subsection (B) above. Multiple DS-l level Interexchange Service between and among WilTel On-Net Cities and Extended Cities ordered solely by one Member (i.e., Members may not allocate Service under this Subsection (D)) will be subject to the discounts described below provided all of the following conditions are met:

          (i) Customer orders at least six (6) DS-l circuits between or among On-Net Cities or Extended Cities at one time (the "Circuit Package");

          (ii) the Requested Service Date(s) relevant to the DS-s are subject to WilTel's standard intervals and, if more than one date is requested, the dates are within the same thirty (30) period; and

          (iii) the Service Commitment Period for each of the DS-ls in question is twelve (12) months.

     In the case of an initial Circuit Package comprised exclusively of existing DS-s, the Multiple DS-1 level Interexchange Service discount and twelve
     (12) month Service Commitment Period will commence as of the second monthly billing period following the month in which the Service Order therefor is submitted. If Customer desires to create a larger Circuit Package or create an initial Circuit Package from existing DS-ls and incremental new DS-ls (e.g., take a Circuit Package of 6 to a Circuit Package of 10 DS-ls; or, create an initial Circuit Package of at least 6 DS-ls from an existing 4 DS-ls plus an additional incremental 2 DS-ls), Customer will first identify all DS-ls to be in the resulting Circuit Package. All circuits within the resulting Circuit Package will be subject to a twelve (12) month Service Commitment Period commencing as of the date the last circuit comprising the package is installed. If through the creation of a larger Circuit Package existing DS-ls should be subject to a greater level of discount, the applicable discount shall commence for the existing DS-ls as of the date the last circuit in the larger Circuit Package is installed, and the applicable discount for each new incremental DS-l relevant to the larger Circuit Package shall commence as of Start of Service for each such incremental DS-l.

                          Page 10 of 27                             CONFIDENTIAL
                                                                    ------------

     No. of DS-1s        One Common End      Two Common Ends
     ------------        --------------      ---------------
        6  - 12              [__]                  [__]
        13 - 18              [__]                  [__]
        19 - 26              [__]                  [__]

     (E) The Base Rate per V&H Mile for On-Net an Extended DS-0 level Interexchange Service between will be [___].

     (F)  For purposes of this Section 10, "Monthly Spending Level" will include
     (i) "Monthly Recurring Interexchange Service Charges" (as defined in Subsection 9(D) above), and (ii) provided Customer's Monthly Recurring Interexchange Service Charges are at least [______], [_____________] of Customer's International monthly measured and per call usage charges for Switched Services purchased by Customer from WilTel (excluding Local Access charges, Ancillary Service charges, special feature charges such as, Authorization codes or CDR Tapes, or any other charges other than those identified by the relevant WilTel invoice as Switched Service charges). With respect to Service ordered after February 28, 1996 and each month thereafter through the end of the Term, the Monthly Spending Level will be determined at the end of each month and will be based on WilTel's latest private line invoice to Customer. The Monthly Spending Level determined at the time of such computation shall be effective from the first through the last day of each calendar month following the month in which the computation is me.

      11. DS-1 LEVEL SERVICE UPGRADES: Provided Customer is not in default under the terms of this Agreement, Customer shall have the right to replace up to twenty-eight (28) DS-1 circuits between two (2) WilTel Cities (each of which DS-1 circuits has been in place for a minimum of ninety (90) days) with DS-3 level Interexchange Service between the same two cities ("Upgraded DS-3 Service") upon at least forty-five (45) days' prior written notice to WilTel. The DS-l level Interexchange Service in question shall be canceled as of a date not earlier than the date Service commences for the Upgraded DS-3 Service (i.e., 44.736 Mbps level). The charge for Upgraded DS-3 Service under this Section 11 shall be at the rates set forth in Section 10 above and the Upgraded DS-3 Service shall be subject to the Minimum Service Commitment Period described in
Section 14 below commencing as of the date Service commences for the Upgraded DS-3 Service. Upgraded DS-3 Service under this Section 11 is subject to the additional capacity being available and uncommitted (if additional capacity is

                          Page 11 of 27                             CONFIDENTIAL
                                                                    ------------
required) and WilTel is under no obligation to construct additional circuits for Customer. Further, the replacement of DS-1 circuits with Upgraded DS-3 Service in accordance with this Section 11 shall not result in Customer being subject to a cancellation charge for the DS-ls in question pursuant to Section 19 below.

      12. SUBSTITUTE ON-NET DS-1 LEVEL SERVICE: Provided Customer is not in default of this Agreement, Customer may substitute DS-1 level Interexchange Service between and among WilTel Cities (the "Substitute DS-1 Service") for DS-1 level Interexchange Service between WilTel Cities then being provided to Customer hereunder ("Replacement DS-1 Service") without incurring a cancellation charge pursuant to Section 19 below provided the following conditions are met:

      (i) As of the effective date of cancellation, the Replaced DS-1 level Interexchange Service has been maintained for a minimum of ninety (90) days from the Start of Service therefor.

      (ii) Customer provides notice of such cancellation and concurrently therewith submits a Service Order for the Substitute DS-1 level Interexchange Service for installation by WilTel within WilTel's standard installation intervals.

      (iii) The Substitute DS-1 level Interexchange has a Requested Service Date not later than the effective date of cancellation for the Replaced DS-1 Service.

      (iv) The Substitute DS-1 Service has a monthly recurring Interexchange Service charge equal to or greater than the monthly recurring Interexchange Service charge of the Replaced DS-1 Service.

Further, the Substitute DS-1 Service will be subject to the minimum Service Commitment Period set forth in Section 14 below commencing with the Start of Service date for the Substitute DS-1 Service.

      13. DIVERSELY ROUTED SERVICE: WilTel will provide DS-1 or DS-3 level Interexchange Service (i.e., not Multiple DS-1 Service) to the extent diverse routing is available under facilities owned by WilTel between and among WilTel On-Net Cities designated by Customer as Service used for diversity ("Diversely Routed Circuits"). The rates for such Diversely Routed Circuits will be as set forth in Section 10 above provided the route miles relative to each Diversely

                          Page 12 of 27                             CONFIDENTIAL
                                                                    ------------

Routed Circuit must be less than or equal to [__] of the primary route selected by WilTel in connection with the same city pair. If the route miles relative to each Diversely Routed Circuit are greater than [__] of the primary route, WilTel, at its sole discretion, may provide the Diversely Routed Circuits on an individual case basis.

      14. MINIMUM SERVICE COMMITMENT PERIOD/MINIMUM CHARGE:

     (A) Subject to Subsection (B) below, the minimum Service Commitment period for Interexchange Service provided hereunder will be as follows (collectively referred to as the "Minimum Service Commitment Period"):

          (i) DS-0 level Interexchange Service between WilTel Cities or one or more WilTel Extended Cities - [______________].

          (ii) DS-1 level Interexchange Service between WilTel Cities - [______ _____].

          (iii) DS-1 level Interexchange Service between one or more WilTel Extended Cities - [__________________].

          (iv) DS-3 level Interexchange Service between WilTel Cities - [_____ __________].

          (iv) DS-3 level Interexchange Service between one or more WilTel Extended Cities - [__________________].

          (v) Multiple DS-1 level Interexchange Service between and among WilTel Cities and WilTel Extended Cities - [________________].

     (B) The Service Commitment Period for Existing Service which is in effect as of the Effective Date shall continue in full force and effect (the "Existing Commitment Period"). Upon expiration of any Existing Commitment Period or the Minimum Service Commitment Period as determined under Subsection (A) above, the rates for such Service as determined under
     Section 10 above will continue in full force and effect through the end of the Term at which time such Service may be terminated by either party upon thirty (30) days' prior written notice to the other party. Provided, however, at any time during the Term, Customer may elect to "renew" Service (including Existing Service) at the rates then in effect (i.e., based on Customer's then existing Monthly Spending Level as described in Subsection 10 (F) above) by notifying WilTel at least thirty (30) days in advance of the effective date of the renewal (the "Renewal Effective Date") for such Service (hereinafter referred to as "Renewed Service").

                          Page 13 of 27                             CONFIDENTIAL
                                                                    ------------

     In such case, Renewed Service will be subject to a new Minimum Service Commitment Period in accordance with Subsection (A) above which will commence on the first day following the Renewal Effective Date.

     (C) The minimum monthly recurring Interexchange Service charge for (i) each DS-0 circuit comprising DS-0 level Interexchange Service shall be [_],
     (ii) each DS-1 circuit comprising DS-1 level Interexchange Service (including Multiple DS-1 Interexchange Service) shall be [__], and (iii) each DS-3 circuit comprising DS-3 level Interexchange Service shall be [____].

     15. CUSTOMER RESPONSIBILITIES: Customer has sole responsibility for installation, testing and operation of facilities, services and equipment other than that specifically provided by WilTel as part of the Service described in a Service Order ("Customer Facilities"). In no event will the untimely installation or non-operation of Customer Facilities (including Local Access when Customer is responsible therefor and customer premise equipment) relieve Customer of its obligation to pay charges for the Service as of Start of Service.

     16. ADDITIONAL CHARGES: Customer acknowledges and understands that all charges stated in Service Order are computed by WilTel exclusive of any applicable federal, state or local use, excise, gross receipts, sales and privilege taxes, duties, fees or similar liabilities (other than general income or property taxes), whether charged to or against WilTel or Customer for the Service provided to Customer ("Additional Charges"), and that such additional Charges shall be paid by Customer in addition to all other charges provided for herein.

     17.  PAYMENT OF CHARGES:

     (A) Payment for (i) all pro-rated monthly recurring charges (charges for monthly Service provided for less than a calendar month), installation and other non-recurring charges shall be due on the first day of the month following the month in which the Service was provided, and (ii) all monthly recurring charges for full months during which the Service is to be provided following Start of Service shall be due in advance on the first day of that month (collectively, the "Due Date"). WilTel's invoice to Customer will be computed each calendar month in advance of the Due Date for charges as provided above and as of a billing cut-off date

                          Page 14 of 27                             CONFIDENTIAL
                                                                    ------------
     determined by WilTel, which shall not be earlier than the fifth (5th) day or later than the fifteenth (15th) day of the month in which such computation is me ("WilTel Billing Cut-Off Date"). The invoice date shall not be determinative of the billing cut-off date used by WilTel in the preparation of any particular invoice.

     (B) A schedule showing the individual Member's allocable share of Customer's Commitment described in Subsection 9(A) above is attached hereto and incorporated herein by reference (the "Commitment Schedule"). WilTel agrees to provide (i) a separate monthly invoice to ACCA and each Member detailing each Member's respective private line interexchange service charges under this Agreement for which such Member is responsible as described on the Commitment Schedule, (ii) an invoice to the ACCA Administrator showing the total amount of all Members' private line interexchange service charges and the resulting total Monthly Deficiency Charge, if any, and (iii) any Suspension Notices sent to Delinquent Customers as described in Section 18 below.

     (C) In order to ensure performance of this arrangement as set forth herein, each Member agrees to provide WilTel with a satisfactory irrevocable standby letter of credit (in a form reasonably acceptable to WilTel) in an amount equal to its respective portion of Customer's Commitment as shown on the Commitment Schedule (individually referred to a "Member's LOC" and collectively as the "Members' LOCs"). Within ninety (90) days after the Effective Date, WilTel agrees to review in good faith each Member's credit, including without limitation, such Member's payment history, and if reasonable, terminate such Member(s)' LOC requirements described herein. Provided, subject to adjustment as provided herein, the total amount of all Members' LOCs delivered to WilTel hereunder shall not be less than Customer's Commitment described in Subsection 9(A) above. During the Term of this Agreement, WilTel and the ACCA Administrator agree to meet to review the amount of Members' LOCs in relation to the estimated Monthly Recurring Service Charges of all Members (i) every quarter, or (ii) in the event a Member's estimated Monthly Recurring Interexchange Service Charges exceed the amount shown on the Commitment Schedule attributable to such Member by more than twenty-five percent (25%). If WilTel and the ACCA Administrator determine that a particular Member should increase its respective LOC, such Member will supply WilTel with an

                          Page 15 of 27                             CONFIDENTIAL
                                                                    ------------
     additional LOC or a new LOC which takes into account the increased amount required by WilTel within five (5) business days.

     (D) Each Member agrees to remit payment to WilTel at the remittance address indicated on WilTel invoices to such Member. In the event a Member fails to pay WilTel's invoice in full or remit payment to the proper address on or before thirty (30) days after the Due Date, such Member shall also pay a late fee in the amount of the lesser of one and one-half percent (l 1/2 %) of the unpaid balance per month or the maximum lawful rate under applicable state law. Notwithstanding the foregoing, late fees shall apply to, but shall not be due and payable for, amounts reasonably disputed by a Member for a period of ninety (90) days following the Due Date therefor (the "Alternate Due Date"), provided: (i) such Member notifies WilTel of the basis for such dispute in writing on or before thirty (30) days after the Due Date; and (ii) negotiates in good faith with WilTel for the purpose of resolving such dispute within said ninety (90) day period. In the event, such dispute is resolved in favor of WilTel, such Member will pay to WilTel the once disputed amounts together with the applicable late fees within ten
     (10) business days of the resolution. In the event such dispute is resolved in favor of such Member, such Member will receive a credit for the amounts determined not to be owed together with a credit for the applicable late fees. In the event the dispute cannot be resolved within such ninety (90) day period, all disputed amounts together with late fees shall become due and payable on the Alternate Due Date, and this provision shall not be construed as preventing such Member from pursuing any available legal remedies.

     (E) WilTel agrees to collect those amounts due WilTel attributable to each Member from the Member who incurred such charges. In the event a Member fails to pay WilTel its respective undisputed charges in full by the Due Date for such charges ("Delinquent Member"), WilTel (without further notice to or approval by such Delinquent Member) may satisfy any outstanding amount (the "Past Due Amount") from such Delinquent Member's respective LOC. In the event such Delinquent Member's LOC does not satisfy WilTel's invoice in full such Delinquent Member shall remain liable for such Past Due Amount.

                          Page 16 of 27                             CONFIDENTIAL
                                                                    ------------

     18.  SUSPENSION OF SERVICE:

     (A) In the event payment in full is not received from a Delinquent Member on or before thirty (30) days following the Due Date with respect to undisputed amounts or on or before ninety (90) days following the Due Date with respect to amounts reasonably disputed in accordance with the prescriptions of Section 17 above, WilTel shall have the right (in addition to any rights it has under Section 17 above) after giving such Delinquent Member ten (10) days notice and opportunity to cure (the "Suspension Notice") to suspend all or any portion of the Service to such Delinquent Member, or upon subsequent notice, all or any additional portions of the Service to such Delinquent Member; and, in either event, until such time as the Delinquent Member has paid in full all charges then due, including any late fees as specified herein. Following such payment, WilTel shall be required to reinstitute Service to such Delinquent Member only upon the
                                                               ----
     provision by the Delinquent Member to WilTel of satisfactory assurance (such as a deposit) of such Delinquent Member's ability to pay for Service and such Delinquent Member's advance payment of the cost of reinstituting Service. If the Delinquent Member fails to make such payment by a date determined by and acceptable to WilTel, such Delinquent Member will be deemed to have canceled the Service suspended effective as of the date of such suspension. In such case, the other Members will be required to allocate the Delinquent Member's portion of Customer's Commitment among the other Members.

     (B) Further, if at any time there is a material adverse change in a Member's creditworthiness, then in addition to any other remedies available to WilTel, WilTel may elect, in its sole discretion, to exercise one or more of the following remedies: (i) cause Start of Service for Service described in a previously executed Service Order submitted by such Member to be withheld; (ii) cease providing Service to such Member pursuant to a Suspension Notice; (iii) decline to accept a Service Order or other requests from such Member to provide Service which WilTel may otherwise be obligated to accept; and/or (iv) condition its provision of Service or acceptance of a Service Order on such Member's assurance of payment which shall be a deposit or such other means to establish reasonable assurance of payment. An adverse material change in a Member's creditworthiness shall have occurred upon one or more of the following events: (a) such Member's default of its obligations to WilTel under this

                          Page 17 of 27                             CONFIDENTIAL
                                                                    ------------
     or any other agreement with WilTel; (b) failure of such Member to make full payment of charges due hereunder on or before the Due Date on three (3) or more occasions during any period of twelve (12) or fewer months or such Member's failure to make such payment on or before the Due Date in any two
     (2) consecutive months; (c) acquisition of such Member (whether in whole or by majority or controlling interest) by an entity which is insolvent, which is subject to bankruptcy or insolvency proceedings, which owes past due amounts to WilTel (or any entity affiliated with WilTel) or which is a materially greater credit risk than such Member; or, (d) Customer's being subject to or having filed for bankruptcy or insolvency proceedings or the legal insolvency of such Member.

     19.  CANCELLATION:

     (A) After a Service Order is accepted by WilTel, Customer may cancel all or a portion of the Service described therein if Customer provides written notification thereof to WilTel thirty (30) days in advance of the effective date of cancellation. In such case, Customer shall pay to WilTel all charges for Service provided through the effective date of such cancellation plus a cancellation charge determined as follows: (i) if the Service Commitment Period for the canceled Interexchange Service is one (1) year or less, then the cancellation charge shall be an amount equal to the balance of the monthly Interexchange Service charges (then in effect at the time of cancellation) for such canceled Interexchange Service that otherwise would have become due for the unexpired balance of the Service Commitment Period (but in no event less than zero); (ii) if the Service Commitment Period for the canceled Interexchange Service is longer than one
     (1) year and such cancellation becomes effective prior to completion of the first year of the Service Commitment Period, then the cancellation charge shall be an amount equal to the balance of the monthly Interexchange Service charges (then in effect at the time of cancellation) for such canceled Interexchange Service that otherwise would have become due for the unexpired portion of first year of the Service Commitment Period plus twenty percent (20%) of the balance of such monthly Interexchange Service charges for the remainder of the Service Commitment Period beyond the first year; and, (iii) if the Service Commitment Period for the canceled Interexchange Service is longer than one (1) year and such cancellation becomes effective after completion of the first year of the Service Commitment Period, then the cancellation charge shall be an

                          Page 18 of 27                             CONFIDENTIAL
                                                                    ------------
     amount equal to twenty percent (20%) of the balance of the monthly Interexchange Service charges (then in effect at the time of cancellation) for such canceled Interexchange Service that otherwise would have become due for the unexpired portion of the Service Commitment Period. It is agreed that WilTel's damages in the event Service is canceled shall be difficult or impossible to ascertain. The provisions provided for in this
     Section 11 (A) are intended, therefore, to establish liquidated damages in the event of cancellation and are not intended as a penalty.

     (B) In the event of any cancellation described in Section 11 (A), Customer shall also pay WilTel an amount equal to any termination charges, expenses, fees or penalties incurred by WilTel due to cancellation of Local Access plus any other reasonable costs, expenses or additional charges incurred in accordance with Sections 8 and 10.

     (C) The foregoing to the contrary notwithstanding, and upon thirty (30) days prior written notice, either Customer or WilTel shall have the right, without cancellation charge or other liability, to cancel an affected portion of the Service, if any material rate or term contained herein and relevant to the affected Service is substantially changed by order of the highest court of competent jurisdiction to which the matter is appealed, the Federal Communications Commission, or other local, state or federal government authority.

     (D) Customer may terminate this Agreement and all Services provided hereunder upon any material breach or material default by WilTel hereunder which breach or default is not cured within fifteen (15) business days after notice to WilTel by the Administrator. In the event Customer terminates this Agreement pursuant to this Subsection (D), Customer will not be liable for any cancellation charges, penalties or other amounts except for payment for Services actually rendered by WilTel prior to the effective date of such termination.

     20.  FORCE MAJEURE:   If WilTel's or Customer's performance of this
Agreement or any obligation hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including but not limited to acts of God, fire, explosion, vandalism, cable cut, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government or state or local governments, or of any department, agency,

                          Page 19 of 27                             CONFIDENTIAL
                                                                    ------------
commission, court, bureau, corporation or other instrumentality of any one or more said governments, or of any civil or military authority, or by national emergencies, insurrections, riots, wars, strikes, lockouts or work stoppages or other labor difficulties, supplier failures, shortages, breaches or delays, then the affected party shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction or interference. The affected party shall use reasonable efforts under the circumstances to avoid or remove such causes of non-performance and shall proceed to perform with reasonable
dispatch whenever such causes are removed or cease.   If such failure of
performance shall be for thirty (30) days or less, then the Service affected thereby shall continue as-is but, upon receipt of a Customer request directed to Customer's designated Customer Service Representative, a pro rata credit of the charges for the affected Service shall be me; if for more than thirty (30) days, then said pro rata credit shall continue, and the affected Service may be canceled by either Customer or WilTel on thirty (30) days notice without liability other than Customer's liability for payment for Service provided prior to cancellation.

     21.  SERVICE WARRANTY; GENERAL LIMITATION OF LIABILITY; INDEMNITY:

     (A) WilTel warrants that the Service will be provided to Customer in accordance with prevailing telecommunications industry standards (hereinafter "Technical Standards") . WilTel will use reasonable efforts under the circumstances to remedy any delays, interruptions, omissions, mistakes, accidents or errors in the Service (hereinafter "Defect" or "Defects") and restore the Service in accordance with the Technical Standards. Following Start of Service, if Customer reports a Defect to WilTel at WilTel's Maintenance Control Center and WilTel is unable to restore the Service as warranted within one-half hour of such report, Customer shall, upon request directed to Customer's designated Customer Service Representative, receive a credit at the rate of 1/1440 of the monthly charges applicable to the affected Service for each half hour or major fraction thereof in excess of the first half hour that the affected Service fails to conform to the Technical Standards. If a portion of the Service fails to conform to the Technical Standards at any time and over a period of thirty (30) days after written notice thereof by Customer to WilTel, Customer may terminate the affected portion of the Service without a cancellation charge. Customer's credit and termination rights shall not apply, however, in the event any Defect is caused or contributed to,

                          Page 20 of 27                             CONFIDENTIAL
                                                                    ------------
      directly or indirectly, by any act or omission of Customer or its customers, affiliates, agents, representatives, invitees or licensees.

      (B) THE FOREGOING WARRANTY AND REMEDIES ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES OR REMEDIES WITH RESPECT TO THE SERVICE PROVIDED, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN
      THE EVENT OF ANY DEFECT IN THE SERVICE WHATSOEVER, NEITHER WILTEL OR ANY THIRD PARTY PROVIDER OR OPERATOR OF FACILITIES EMPLOYED IN THE PROVISION OF THE SERVICE SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, CONSEQUENTIAL, SPECIAL, ACTUAL, PUNITIVE OR ANY OTHER DAMAGES, OR FOR ANY LOST PROFITS OF ANY KIND OR NATURE WHATSOEVER.

      (C) In the event parties other than Customer shall have use of the Service through Customer, then Customer agrees to forever indemnify and hold WilTel and any third party provider or operator of facilities employed in provision of the Service harmless from and against any and all claims, demands, suits, actions, losses, damages, assessments or payments which may be asserted by said parties, arising out of or relating to any Defect in the Service.


      22. INTERSTATE INTEREXCHANGE SERVICE: Customer may use any Interexchange Service provided under this Agreement only if such Interexchange Service is used for carrying interstate telecommunications (i.e., telecommunications subject to the jurisdiction of the Federal Communications Commission). WilTel shall only be obligated to provide the Interexchange Service described in a Service Order (which has been accepted by WilTel) when Customer's interstate use of the Interexchange Service is greater than ten percent (10%) of the total traffic on special access lines comprising Local Access associated with the Interexchange Service. WilTel shall not be obligated to make available Interexchange Service on a circuit with end points within a single state or service on a circuit which originates/terminates at points both of which are situated within a single state unless Customer represents in writing that such Interexchange Service or circuits shall be used to carry interstate telecommunications, or the state in question permits the Interexchange service to be provided. If it is determined at any time that such Interexchange Service or circuit is subject to state regulation, WilTel may (i) provide the Interexchange Service or circuit pursuant to applicable state laws, regulations and tariffs, (ii) assign the Interexchange Service or circuit to an affiliated company to be provided in accordance with

                            Page 21 of 27              CONFIDENTIAL
                                                       ------------
such affiliated company's tariff, or (iii) discontinue provision of the affected Interexchange Service or circuit.

      23. NOTICES: Notices under this Agreement shall be in writing and delivered to the person identified as the "Party to Receive Notices" at the Full Business dresses of the parties as they appear herein or as otherwise provided for by proper notice hereunder and the effective date for any notice under this Agreement shall be the date of delivery of such notice, not the date of mailing.

      24. USE OF SERVICE: Upon WilTel's acceptance of a Service Order hereunder, WilTel will provide the Service specified therein to Customer upon condition that the Service shall not be used for any unlawful purpose. The provision of Service will not create a partnership or joint venture between the parties or result in a joint communications service offering to any third parties, and WilTel and Customer agree that this Agreement, to the extent it is subject to FCC regulation, is an inter-carrier agreement which is not subject to the filing requirements of Section 211 (a) of the Communications Act of 1934 (47 U.S.C. (S) 211(a)) as implemented in 47 C.F.R. (S) 43.51.


      25. PROPRIETARY INFORMATION: Customer and WilTel understand and agree that the terms and conditions of this Agreement and all documents referenced herein (including without limitation, invoices to Customer for Service provided hereunder), communications between the parties regarding this Agreement or the Service to be provided hereunder (including price quotes to Customer for any Service proposed to be provided or actually provided hereunder), as well as such information and price quotes relevant to any other agreement between the parties are confidential as between Customer and WilTel and shall not be disclosed by Customer or WilTel to any party other than the directors, officers and employees of Customer or WilTel, whichever is applicable, or agents of Customer or WilTel, whichever is applicable, who have specifically agreed to nondisclosure of the terms and conditions hereof. Violation by Customer or WilTel or their agents of the foregoing provision shall entitle the other party, at its option, to terminate this Agreement without further obligation or liability. Customer and WilTel further agree that any press release, advertisement or publication regarding this Agreement, the Service provided hereunder or in which either party is to be mentioned, will be submitted to the other party for its written approval prior to publication.

                            Page 22 of 27              CONFIDENTIAL
                                                       ------------

26.  GENERAL PROVISIONS:

(A) Customer will execute such other documents, provide such information and affirmatively cooperate with WilTel, all as may be reasonably required by WilTel and relevant to providing the Service. In particular, Customer accepts the responsibility for providing WilTel with special access surcharge exemption forms as may be required by local exchange telephone companies.

(B) The failure of either Customer or WilTel to give notice of default or to enforce or insist upon compliance with any of the terms or conditions of this Agreement shall not constitute the permanent waiver of any term or condition of this Agreement.

(C) The provision of the Service will not create a partnership or joint venture between the parties or result in a joint communications service offering to third parties.

(D) In the event suit is brought or an attorney is retained by either party to enforce the terms of this Agreement or to collect any moneys due hereunder or to collect money damages for breach hereof, the prevailing party as determined by the court in which the suit is brought shall be entitled to recover, in addition to any other remedy, reimbursement for reasonable attorneys' fees, court costs, costs of investigation and other related expenses incurred in connection therewith.

(E) No subsequent agreement concerning the Service or modification to this Agreement shall be binding upon the parties unless it is me in writing by an authorized representative of Customer and Authorized Headquarters Representative of WilTel Services.

(F) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns, provided, however, that Customer shall not assign or transfer its rights or obligations under this Agreement without the prior written consent of WilTel, which consent shall not be unreasonably withheld, and further provided that any assignment or transfer without such consent shall entitle WilTel to terminate the Service provided hereunder at its option upon ten (10) days prior written notice.

                       Page 23 of 27              CONFIDENTIAL
                                                  ------------

      (G) This Agreement shall be construed under the laws of the State of Oklahoma without regard to choice of law principles.

      (H) If any part of any provision of this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Agreement, and the Customer and WilTel Services hereby agree to negotiate with respect to any such invalid or unenforceable part to the extent necessary to render such part valid and enforceable.

      (I) The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall survive the completion of performance and termination of this Agreement, including, without limitation, the making of any and all payments due hereunder.

      (J) Descriptive headings in this Agreement are for convenience only and shall not affect the construction of this Agreement.

      (K) Words having well-known technical or trade meanings shall be so construed, and all listings of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

      (L) No rule of construction requiring interpretation against the draftsman hereof shall apply in the interpretation of this Agreement.

      27.  INSTALLATION WAIVERS:   [___________________________________
_______________________________________________________________________________
____________________________________________________________________________
________].

      28.  CREDIT:  [_______________________________________________________
___________________________________________________________________
________________________________________________________________________________
_________________]. The IXC Credit will be applied to Customer's final invoice from WilTel.
                            Page 24 of 27              CONFIDENTIAL
                                                       ------------

                        COMMITMENT SCHEDULE

          Company                                   Commitment
          -------                                   ----------
          ACC Long Distance Corporation               [______]
          ATX Telecommunications and Services         [______]
          Business Telecom, Inc.                      [______]
          Cincinnati Bell Long Distance, Inc.         [______]
          Long Distance Savers                        [______]
          Telefonica Larga Distancia
           de 'Puerto Rico, Inc.                      [______]
          National Telecommunications of Florida      [______]
          Delta Comm, Inc.                            [______]
                                                      --------
          TOTAL                                       [______]

                                Attachment "1"

                                 WILTEL CITIES
                                 -------------
Akron, OH                     Des Moines, IA                Mercerville, NJ               Santa  Clara,  CA
Albany, GA                    Detroit, MI                   Miami, FL                     Savannah, GA
Atlanta, GA                   Evansville, IN                Minneapolis, MN               Shreveport, LA
Augusta, GA                   Fort Lauderdale, FL           Mobile, AL                    Smyrna, GA
Baltimore, MD                 Fort Pierce, FL               Montgomery, AL                South Bend, IN
Baton Rouge, LA               Framingham, MA                Nashville, TN                 Springfield, MA
Beaumont, TX                  Gainesville, FL               New Orleans, LA               St. Louis, MO
Boca Raton, FL                Hartford, CT                  New York, NY                  Stamford, CT
Boise, ID                     Houston, TX                   Newark, NJ                    Stuart, FL
Boston, MA                    Indianapolis, IN              Oklahoma City, OK             Tallahassee, FL
Cedar Rapids, IA              Iowa City, IA                 Omaha, NE                     Tampa, FL
Chattanooga, TN               Jacksonville, FL              Orlando, FL                   Toledo, OH
Chicago, IL                   Joplin, MO                    Philadelphia, PA              Topeka, KS
Cleveland, OH                 Kansas City, MO               Phoenix, AZ                   Tulsa, OK
Cocoa, FL                     Lake Charles, LA              Pittsburgh, PA                Vero Beach, FL
Columbia, MO                  Lakeland, FL                  Portland, OR                  Washington, DC
Columbia, SC                  Las Vegas, NV                 Raleigh, NC                   West Palm Beach, FL
Dallas, TX                    Longview, TX                  Richmond, VA                  White Plains, NY
Daytona Beach, FL             Los Angeles, CA               Saint Augustine, FL           Wichita, KS
Davenport, IA                 Macon, GA                     Salt Lake City, UT            Winter Garden, FL
Denver, CO                    Melbourne, FL                 San Francisco, CA

                            WILTEL EXTENDED CITIES
                            ----------------------
Albany, NY                    Fort Worth, TX                Nashua, NH                    Rocky Mountain, NC
Anaheim, CA                   Greensboro, NC                New Brunswick, NJ             Sacramento, CA
Austin, TX                    Greenville, SC                Norfolk, VA                   Salinas, CA
Birmingham, AL                Gulfport, MS                  Northbrook, IL                San Antonio, TX*
Bloomington, IL               Hackensack, NJ                Oakland, CA                   San Diego, CA
Buffalo, NY                   Harlingen, TX                 Ontario, CA                   Santa Ana, CA
Charlotte, NC                 Hinsdale, IL                  Palm Springs, CA              Santa Barbara, CA
Cincinnati, OH                Huntsville, AL                Pensacola, FL                 Seattle, WA
Columbus, OH                  Irving, TX                    Pleasantville, NJ             Sherman Oaks, CA
Compton, CA                   Knoxville, TN                 Poughkeepsie, NY              Sioux Falls, SD
Corpus Christi, TX            Little Rock, AR               Redding, CA                   Springfield, IL
Culpeper, VA                  Louisville, KY                Reno, NV                      Stockton, CA
Durham, NC                    Lynchburg, VA                 Reston, VA                    Syracuse, NY
El Paso, TX                   McAllen, TX                   Rialto, CA                    Tucson, AZ
Fayetteville, NC              Memphis, TN                   Richardson, TX                Westheimer, TX
Feathersound, FL              Milwaukee, WI                 Rochester, NY                 Wilmington, DE
Florence, SC

NOTE:  [______________________________________________________________________
________________________________________________________________________
________________________________________________________________________________
__________________________________________________________________________].

04/15/95

                                  EXHIBIT "1"

      [Note: Any charges not specifically address herein will be determined on an individual case basis.]

                      INSTALLATION AND ANCILLARY SERVICE

                                                           NON-RECURRING CHARGE SCHEDULE
SERVICE TYPE (Carrier Digital Service)                    DS-3      DS-1      DDS     DS-0
------------------------------------------------------------------------------------------------
1.   INSTALLATION CHARGES:
               PER IXC                                    $2,000.00  $400.00  $150.00   $150.00
               PER LOCAL ACCESS ASR*                      $  100.00  $ 50.00  $ 25.00   $ 25.00
2.   ORDER EXPEDITE CHARGES:
               PER IXC                                    $  500.00  $100.00  $ 50.00   $ 50.00
               PER CROSS-CONNECT                          $  125.00  $ 75.00      N/A       N/A
               INITIAL LOCAL ACCESS ASR*                  $  100.00  $ 50.00  $ 25.00   $ 25.00

3.   CHANGE OF REQUESTED SERVICE DATE ONLY CHARGES:
      FIRST CHANGE & STANDARD NOTICE:
               PER IXC OR CROSS-CONNECT                        N/C      N/C      N/C       N/C
               PER LOCAL  ACCESS ASR*                     $  100.00  $ 50.00  $ 25.00   $ 25.00
                                                                 PLUS ANY CHARGES INCURRED BY WILTEL
                                                                 FROM THIRD PARTY SERVICE PROVIDERS

     SUBSEQUENT CHANGES OR SHORT NOTICE:
               PER IXC                                    $  500.00  $ 200.00 $150.00   $150.00
               PER CROSS-CONNECT                          $  250.00  $ 125.00     N/A       N/A
               PER LOCAL ACCESS ASR*                      $  100.00  $  50.00 $ 25.00   $ 25.00
                                                                 PLUS ANY CHARGES INCURRED BY WILTEL
                                                                 FROM THIRD PARTY SERVICE PROVIDERS
4.   CHANGE OF ORDER CHARGES (PRE-INSTALLATION):
      ADMINISTRATIVE CHARGES:
               PER IXC OR CROSS-CONNECT                         N/C       N/C     N/C       N/C
               PER LOCAL ACCESS ASR*                      $  100.00  $  50.00 $ 25.00   $ 25.00
      PRE-ENGINEERING:
               PER IXC                                    $  500.00  $ 200.00 $ 50.00   $ 50.00
               PER CROSS-CONNECT                          $  250.00  $ 125.00     N/C       N/C
               PER LOCAL ACCESS ASR*                      $  100.00  $  50.00 $ 25.00   $ 25.00
      POST-ENGINEERING:
               PER IXC                                    $2,000.00  $ 400.00 $150.00   $150.00
               PER CROSS-CONNECT                          $  500.00  $ 250.00     N/A       N/A
               PER LOCAL ACCESS ASR*                      $  100.00  $  50.00 $ 25.00   $ 25.00
5.   ORDER CANCELLATION CHARGES:
      PRE-ENGINEERING:
               PER IXC                                    $  500.00  $ 200.00 $ 50.00   $ 50.00
               PER CROSS-CONNECT                          $  250.00  $ 125.00     N/A       N/A
               PER LOCAL ACCESS ASR*                      $  100.00  $  50.00 $ 25.00   $ 25.00
      POST-ENGINEERING:
               PER IXC                                    $2,000.00  $ 400.00 $150.00   $150.00
               PER CROSS-CONNECT                          $  500.00  $ 250.00     N/A       N/A
               PER LOCAL ACCESS ASR*                      $  100.00  $  50.00 $ 25.00   $ 25.00
6.   CHANGE OF SERVICE CHARGES (POST-INSTALLATION):
      ADMINISTRATIVE CHANGES:
               PER IXC OR CROSS-CONNECT                         N/C       N/C     N/C       N/C
               PER LOCAL ACCESS ASR*                      $  100.00  $  50.00 $ 25.00   $ 25.00
       RE-ENGINEERING CHARGES:
               PER IXC                                    $2,000.00  $ 400.00 $150.00   $150.00
               PER LOCAL ACCESS ASR*                      $  100.00  $  50.00 $ 25.00   $ 25.00
               PER CROSS-CONNECT                          $  500.00  $ 250.00     N/A       N/A

02/01/95                                                          Page 1 of 8

                         NON-RECURRING CHARGE SCHEDULE
                         -----------------------------
7.   CROSS-CONNECT REARRANGEMENT CHARGES:
     PER DS-1 CROSS-CONNECT NOT
      ASSOCIATED WITH DCS or M13
                                                                           $50.00
      M13 RE-RE-ARRANGEMENT CHARGES
           PER DS-1 CONNECTION                                             $50.00
           MAXIMUM PER ORDER                                              $500.00

      DCS RE-ARRANGEMENT CHARGE
           PER DS-0 CONNECTION                                            $ 25.00
           MAXIMUM PER ORDER                                              $250.00
      LEC D4 CHANNEL BANK
           PER SPECIAL ACCESS ASR*                                        $100.00

8.   ROLL-UP CHARGES (PRE-ENGINEERING & CHANGE OF CROSS-CONNECTS):
           ROLL-UP DS-0 to DS-1 IXC                                       $500.00
           ROLL-UP DS-0 TO DS-1 ASR'S                                     $250.00
           ROLL-UP DS-1 to DS-3 IXC                                     $2,500.00
           ROLL-UP DS-1 TO DS-3 ASR'S                                   $1,000.00

9.   ADDITIONAL INSTALLATION/MAINTENANCE/ENGINEERING CHARGES:
           DURING NORMAL HOURS        $100.00 PER HOUR PER PERSON
           AFTER NORMAL HOURS         $125.00 PER HOUR PER PERSON

                                                     Monthly Recurring            Non-Recurring
                                                          Charge                     Charge
                                                     --------------------         -------------
10.  CROSS-CONNECT CHARGES:
           A.  WILTEL DS-1 IXC TO DS-1 LOCAL
               ACCESS, BYPASS OR CO-LOCATE                 N/C                         N/C

           B.  NON-WILTEL DS-1 FACILITIES TO
               NON-WILTEL DS-1 FACILITIES            $   50.00                     $250.00

           C.  WILTEL DS-3 IXC TO DS-3 LOCAL
               ACCESS, BYPASS OR CO-LOCATE
                      INITIAL                              N/C                         N/C
                      SUBSEQUENT                           N/C                     $100.00

           D.  NON-WILTEL DS-3 FACILITIES TO
               NON-WILTEL DS-3 FACILITIES            $  250.00                     $500.00

11.  M13 MULTIPLEXING CHARGES:**
           PER M13                                   $  600.00                    $ 250.00

12.  DCS (OR DACS) SERVICE:***
           PER DS-1 CONNECTION                       $   75.00                         N/C

13.  SUB-RATE MAINTENANCE CHARGES:
          A.   DS-3 SUB RATE MAINTENANCE
                  PER DS-1 CHANNEL                   $   50.00                         N/C
                  MAXIMUM PER DS-3                   $1,000.00                         N/C

          B.   DS-1 SUB-RATE MAINTENANCE
                  PER DS-0 CHANNEL MAXIMUM PER       $   25.00                         N/C
                  MAXIMUM PER DS-1                   $  250.00                         N/C


02/01/95                                                        Page 2 of 8


14.  ECHO CANCELLATION CHARGES (PER CANCELLER)**:
          TYPE SERVICE - DS-0 IXC  WITH VF ACCESS:
               CIRCUITS MORE THAN OR = 800 ROUTE MILES             N/C                         N/C
               CIRCUITS LESS THAN 800 ROUTE MILES            $   30.00                     $ 50.00

          TYPE SERVICE - DS-1 IXC:
               CIRCUITS MORE THAN OR = 800 ROUTE MILES             N/C                         N/C
               CIRCUITS LESS THAN 80O ROUTE MILES            $  250.00                     $500.00

15.  LOCAL ACCESS BILLING ADMINISTRATION:
               PER DS-0 LOCAL LOOP                           $   25.00                         N/C
               PER DS-1 LOCAL LOOP                           $   50.00                         N/C
               PER DS-3 LOCAL LOOP                           $  150.00                         N/C
     NOTES:

     *    PLUS APPLICABLE LAP CHARGES.

     ** PRE START OF SERVICE CANCELLATIONS WILL BE SUBJECT TO THE STATED NON-RECURRING CHARGE, IF ANY, AND TWELVE (12) TIMES THE STATED MONTHLY RECURRING CHARGE. CANCELLATION FOLLOWING START OF SERVICE AND BEFORE COMPLETING TWELVE (12) MONTHS OF SERVICE, WILL BE SUBJECT TO A CANCELLATION CHARGE EQUAL TO THE DIFFERENCE BETWEEN THE TOTAL RECURRING CHARGES FOR THE SERVICE PERIOD COMPLETED AND TWELVE (12) TIMES THE STATED MONTHLY RECURRING CHARGE.


     *** PRE START OF SERVICE CANCELLATIONS WILL BE SUBJECT TO THE STATED NON-RECURRING CHARGE, IF ANY, AND THREE (3) TIMES THE STATED MONTHLY RECURRING CHARGE. CANCELLATION FOLLOWING START OF SERVICE AND BEFORE COMPLETING THREE (3) MONTHS OF SERVICE, WILL BE SUBJECT TO A CANCELLATION CHARGE EQUAL TO THE DIFFERENCE BETWEEN THE TOTAL RECURRING CHARGES FOR THE SERVICE PERIOD COMPLETED AND THREE (3) TIMES THE STATED MONTHLY RECURRING CHARGE.

     N/A= NOT APPLICABLE
     N/C= NO CHARGE
     ASR= ACCESS SERVICE REQUEST
     CFA= CONNECTING FACILITY ASSIGNMENT
     ICB= INDIVIDUAL CASE BASIS
     IXC= INTEREXCHANGE CIRCUIT
     LAP= LOCAL ACCESS PROVIDER/LOCAL EXCHANGE CARRIER
     LEC= LOCAL EXCHANGE CARRIER/LOCAL ACCESS PROVIDER

                      INSTALLATION AND ANCILLARY SERVICE
                    DEFINITIONS AND APPLICATION OF CHARGES

1.  INSTALLATION CHARGES:

           Installation charges apply when WilTel provides new or additional Interexchange Service (IXC) or when WilTel obtains new or additional Local Access (including feature group service) on Customer's behalf. WilTel will charge Customer for IXC installation and for issuing an Access Service Request (ASR) to the Local Access Provider (LAP), i.e., Local Exchange Carrier (LEC) or by-pass carrier. LAP installation charges will also be billed to the Customer.

2.  EXPEDITE CHARGES:

           Expedite charges apply when WilTel provides installation of Service (IXC, Local Access or Ancillary Service) in less time than otherwise established by WilTel's published intervals. WilTel will charge for the expedited handling of the order and will pass along to Customer any LAP expedite charges associated with Customer's request for expedited installation. When LAP expedite charges are

02/01/95                                                         Page 3 of 8
           incurred for reasons other than Customer's expedite request, these charges will not be passed on to Customer.

3.  CHANGE OF REQUESTED SERVICE DATE CHARGES:

           These charges apply when a change of the Requested Service Date is the only Customer requested modification to the original Service Order relevant to the Service in question. The amount of the charge depends on when in the stage of order processing Customer's request is made to WilTel and whether the Requested Service Date for the Service in question has been previously modified. If the first request to change an IXC Requested Service Date is received more than ten (10) working days prior to the original Requested Service Date ("Standard Notice"), there will be no charge. If the Requested Service Date has been changed once already, or if the request is made within ten (10) working days of the established Requested Service Date ("Short Notice"), the applicable charge will apply. An ASR charge will be assessed whenever a change of Requested Service Date is made with respect to Service Orders pursuant to which WilTel is to act as agent to obtain Local Access. When Customer requests that a Requested Service Date be pushed out, the new Requested Service Date is to be within thirty (30) days of the previous Requested Service Date. If the new Requested Service Date is more than thirty (30) days following the previous Requested Service Date, or is unknown, the Service affected thereby will be deemed to be canceled by Customer and subject to applicable cancellation charges. In no event will WilTel be obligated to accept more than three (3) changes to a Requested Service Date, and as of the fourth (4th) such request the Service in question will be deemed to be canceled by Customer and subject to applicable cancellation charges. A change of Requested Service Date charge also applies when Customer requests an earlier Requested Service Date that does not require an expedited installation interval. If an expedited interval is required, the Order Expedite Charge supersedes the Change of Requested Service Date Charge. Customer will also be charged for any changes incurred by WilTel from third party providers of facilities or services relevant to Service affected by a change of Requested Service Date.

4.  CHANGE OF ORDER CHARGES:

           Change of Order Charges apply when Customer requests a modification to the information contained in a fully executed or binding Service Order prior to completion of installation of the circuit (ICOM) other than a change of Requested Service Date. Administrative changes (e.g. billing address, contact, etc.) on IXC only orders will be made without charge. There will be an ASR charge for Administrative Changes with respect to Service Orders pursuant to which WilTel is to act as agent to obtain Local Access. Change of Order is defined as a change of Local Access Service type (voice grade to data grade or vice versa), change of transmission speed (speed of DS-0, e.g. 4.8 to 9.6), transmission mode or termination interface, or to reflect a partial cancellation of the order. Change of Order Charges will not apply if the origination or termination city changes (i.e., changes of termination interface are permitted, e.g., WASH.CPT to WASH.ICC, but not changes in city, e.g., DLLS.SWB to HSTN.SWB). Order modifications outside this Change of Order definition will be deemed as Customer's cancellation of affected Service and as an order for a new Service which must be described in a Service Order.

           Charges for Change of Order are lower if the change is received prior to circuit engineering. While the exact time of circuit engineering may vary, to afford a verifiable date, "pre-engineering" is defined as being within five (5) working days of the date the order was entered into the WilTel F&E system (i.e., WilTel's order processing system) for standard interval circuits. All expedited orders are deemed to be in "post-engineering" two (2) working days after the order is entered into the F&E system. IXC Change of Order Charges apply if the change necessitates a modification of the IXC portion of the circuit (e.g. change IXC from ESF to B8ZS or 56K/DSO to 56K DDS). Local Access ASR Change of Order

02/01/95                                                             Page 4 or 8

           Charges apply if the change requires a change in a LAP ASR or that a new ASR be sent. For example, a change on a DS-0 order from 2-wire to 4-wire local loops requires a new ASR, but does not require any change to the WilTel IXC. There would, therefore, be an ASR Change of Order charge, but not an IXC Change of Order charge. Charges apply per affected circuit or ASR, not per Service Order in which the affected Service (which may be comprised of multiple circuits one or more of which may be affected by the change order) was originally described.

5.  ORDER CANCELLATION CHARGES:

           Order Cancellation Charges apply for orders canceled prior to completion of installation (ICOM). These charges are applied in addition to any cancellation charges specified in the relevant Service agreement between WilTel and Customer or cancellation charges relevant to associated M13, DCS, Echo Cancellation equipment or incurred by WilTel from third party service providers. Cancellation charges apply per IXC and per ASR and differ by pre and post engineering. The definition of both pre-engineering and post-engineering are the same as under Change of Order Charges. Order Cancellation Charges are in addition to installation charges which will also apply with respect to orders canceled prior to ICOM.

6.  CHANGE OF SERVICE CHARGES:

           Change of Service charges apply to Customer orders for changes made after a circuit has completed installation (ICOM). Administrative changes, i.e., changes to Customer's files such as billing address, billing contact, etc., will only be charged on affected Service for which WilTel also administers relevant Local Access. The Change of Service Charge will be applied per Local Access ASR. Changes to initial cross-connects requested by Customer are covered under Cross-connect Re-arrangement Charges.

           Re-engineering charges apply to orders that are re-engineered due to Customer requested change in Local Access Service type (e.g., 2-wire to 4-wire), transmission speed, transmission mode (e.g., AMI to
           B8ZS), IXC or Local Access termination location or terminating equipment (DACS, MUX, cross-connect, etc.). Changes which require only modification of Local Access, but do not affect relevant IXC (e.g. 2-wire loop to 4-wire loop) will only result in a charge for the ASR(s) required to effect the order. Any LAP charges or third party service provider charges incurred by WilTel because of a Customer requested change will be passed on to Customer.

7.  CROSS-CONNECT RE-ARRANGEMENT CHARGES:

           Cross-connect Re-arrangement Charges apply either when Customer requests additional cross-connects or changes to existing cross-connects after initial installation. If a new cross-connect is part of a new WilTel IXC order (adding a DS-0 IXC to a DS-1 Fan-Out or a DS-1 IXC off an M13) no additional Cross-connect Re-arrangement Charge will apply since the IXC installation charge includes an initial cross-connect. When cross-connects are within the same piece of DCS equipment or M13, the charge is per lower level (transmission speed) circuit with a maximum per DCS or M13.

8.  ROLL-UP CHARGES:

           When permitted by terms of the relevant Service agreement between WilTel and Customer or as otherwise agreed to in a writing subscribed to by authorized representatives of Customer and WilTel, Customer requested upgrades of either multiple WilTel provided DS-0's to a new WilTel provided DS-1 IXC or Local Access circuit, or multiple WilTel provided DS-1's to a new WilTel provided DS-3 IXC or Local Access circuit, will be subject to a single lump-sum re-engineering and/or ASR charge, rather than a charge for the re-engineering of each of the existing

02/01/95                                                             Page 5 of 8
           circuits individually. There is no charge for rolling an FT-1 (Fractional DS-1) up to a full DS-1 IXC.

9.  ADDITIONAL INSTALLATION/MAINTENANCE CHARGES:

           Additional Installation and/or Maintenance Charges apply when Customer requests installation or circuit changes to be effected during non-business hours for Wiltel or when Customer requests a WilTel technician at the Customer premise for trouble that results from problems in non-WilTel provided facilities. These charges also apply when Customer requests and WilTel agrees to perform other engineering, design or activities which are not provided by WilTel as part of its then standard design and installation of Service.

10. CROSS-CONNECT CHARGES:

           SERVICE DESCRIPTION/APPLICATION:

           A cross-connect is an electrical connection made between two DS-1 circuits on a DSX-1 cross-connect panel or two DS-3 circuits on a DSX-3 cross-connect panel in a WilTel or WilTel designated third party Point of Presence (POP).

           CHARGES:

           Cross-connect Charges are determined by the level and type of facilities being connected. Initial cross-connects will be provided at no additional charge when there is an associated WilTel provided IXC of the same level (i.e. DS-1 cross-connect with associated WilTel provided DS-1 IXC). If Customer places a firm cross-connect order simultaneously with a corresponding Service Order, WilTel agrees to waive the monthly recurring cross-connect charges; provided, however, rearrangement and changes to existing cross-connects will be subject to the cross-connect charges set forth herein. Charges for additional cross-connects after initial installation or reconfiguration of existing cross-connects are covered under Cross-Connect Re-Arrangement Charges. For cross-connects within a DACS or MUX, see respectively the Digital Cross-Connect Service Description and Charges and M13 Multiplexing Service Description and Charges.

11.  M13 MULTIPLEXING (DS-3 TO DS-1) CHARGES:

           SERVICE DESCRIPTION/APPLICATIONS:

           This Service provides M13 multiplex equipment (MUX) in a WilTel or WilTel designated third party POP to perform the function of deriving up to twenty-eight (28) DS-1 level circuits out of a single DS-3 level circuit. M13 Multiplexing Service is only available at WilTel approved M13 locations.

           CHARGES:

           M13 Multiplexing Charges are applied on a per M13 basis and automatically apply when FT-3 (fractional DS-3) Service is provided. M13's will not be provided without an associated WilTel provided full DS-3 or FT-3 IXC. Initial cross-connects necessary to establish this Service are included in the M13 Multiplexing Charges. Charges for additional cross-connects after initial installation or reconfiguration of existing cross-connects are covered under Cross-Connect Re-Arrangement Charges. Charges for DS-3 to DS-1 Drop & Insert applications are applied based upon the number of M13's utilized. When Customer requires that WilTel be able to isolate and test individual DS-1 channels on a DS-3 IXC connected to M13 multiplexing equipment, the DS-3 Sub-Rate Maintenance Charge will also apply. WilTel will also supply Customer one (1) Ml-3 Multiplexer, at no cost to Customer, for each DS-3 level On-Net circuit ordered by Customer, provided such Ml-3 Multiplexer is ordered simultaneously with the

02/01/95                                                            Page 6 of 8
           applicable Service Order for such DS-3 circuit. The preceding sentence shall not apply, however, in the event Customer reconfigures the DS-3 level circuits.

 12.  DIGITAL CROSS-CONNECT SERVICE (DCS or DACS) CHARGES:

           SERVICE DESCRIPTION/APPLICATIONS:

           Digital Cross-Connect Service (DCS or DACS) can be used within the WilTel Network for two basic applications: DS-1/DS-0 Drop & Insert Service or DS-1/DS-0 Fan-Out (See, attached diagrams for these two
                                         ---
           applications). DCS equipment located in a WilTel designated POP is used to electronically multiplex-demultiplex DS-0 (VF/DDS) level channels from a DS-l level circuit and then electronically cross-connect those DS-0 channels to either a DS-0 circuit or to a different DS-1 circuit. DCS is WilTel's alternative to the use of DS-l/DS-0 channel banks and VF/DDS electrical distribution frames within WilTel designated POP's. DCS Service is only available at WilTel approved DCS locations.

           CHARGES:

           The charge for DCS is applied per associated WilTel DS-1 IXC or corresponding Local Access DCS termination. WilTel is under no obligation to provide DCS for use in conjunction with transmission services not provided by WilTel. Initial DS-0 cross-connects within the DCS necessary to establish this Service are included in the charge. Charges for additional cross-connects after initial installation or reconfiguration of existing cross-connects are covered under Cross-Connect Re-Arrangement Charges. In cases where a DS-1 IXC is terminated in DCS for connection to VF or DDS (DS-0 level) Local Access facilities, or when DCS is used for DS-1 Drop & Insert (DS-0 cross-connections between DS-1 IXC's), the DS-1 Sub-Rate Maintenance Charge will also apply.

13. SUB-RATE MAINTENANCE CHARGES:

           SERVICE DESCRIPTION/APPLICATION:

           Sub-Rate Maintenance Charges are applied to recover and compensate WilTel for the additional administration and maintenance costs incurred by WilTel when higher capacity service (DS-3 and DS-1) is broken down into lower level channels which require individual tracking, testing and maintenance. Sub-Rate Maintenance will automatically be provided by WilTel on WilTel provided DS-3 IXC with M13 MUX and WilTel provided DS-1 IXC with attached DCS unless
                                                                  ------
           Customer signs a waiver form acknowledging that WilTel will not be responsible for the testing and Maintenance of associated lower level IXC channels. DS-3 Sub-Rate Maintenance Charges will apply when a DS-3 IXC has associated M13 MUX equipment and WilTel is responsible for testing and maintaining individual DS-1 channels within the DS-3 IXC. DS-1 Sub-Rate Maintenance Charges will apply when DS-1 IXC is connected to multiple DS-0 level (VF or DDS) Local Access channels either through WilTel DCS or through LAP provided D4 Channel Banks. DS-1 Sub-Rate Maintenance Charges will also apply when WilTel DCS equipment is used to Drop & Insert channels between DS-1 IXC's and WilTel is responsible for testing and maintaining individual DS-0 channels within a DS-1 IXC.

           CHARGES:

           Pricing for DS-3 and DS-1 Sub-Rate Maintenance are applied per sub-rate Local Access channel or IXC end with a maximum charge per DCS or M13 MUX. Where M13 or DCS connections are to be made between different Service provided to two different WilTel customers, the customer ordering the connection(s) will be charged by WilTel for the applicable Sub-Rate Maintenance.

02/01/95                                                            Page 7 of 8

14. ECHO CANCELLATION CHARGE:

           SERVICE DESCRIPTION/APPLICATION:

           With this service option, WilTel will provide echo cancellation equipment on Customer's WilTel provided DS-0 or DS-1 IXC's necessary to cancel the echo caused by the total cumulative physical length of transmission path (route miles) traveled by the circuit from origination to termination. Echo cancellation applies only to voice applications of DS-0 and DS-1 Service. WilTel will employ echo cancellation equipment free of charge on DS-0 and DS-1 IXC's that are, by WilTel design, greater than 800 route miles. In cases where Customer requested routing or other Customer (directly or indirectly) controlled circumstances cause the circuit length to exceed 800 route miles, Customer will be charged for Echo Cancellation Service. Echo Cancellation Service provided by WilTel on a temporary basis due to a re-route around WilTel Network blockage or damage will not be charged to Customer.

           CHARGES:

           Echo Cancellation Charges are applied per canceller and per associated DS-0 or DS-1 IXC provided by WilTel.

15. DIAGRAMS:

    The diagrams shown on Attachment "1" hereto are provided to illustrate the physical design characteristic of a "DS-1 Fan-Out," "DS-1 IXC to DS-0 Access," "FT-l with Shared Access & Tail" and "Drop & Insert."

02/01/95                                                          Page 8 of 8

                                ATTACHMENT "1"


            [DIAGRAM SHOWING TECHNICAL SPECIFICATIONS FOR DS-1 AND
                        RELATED SERVICES APPEARS HERE]
                          ATTACHMENT "1" ARTWORK HERE

     29. COUNTERPARTS: This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Digital Service Agreement on the date first written above.


                         WORLDCOM NETWORK SERVICES, INC.
                         d/b/a WilTel

                         By: /s/  Charles M. Cole
                            ----------------------------------------------------
                                  (Signature)

                                  Charles M. Cole
                         -------------------------------------------------------
                                  (Print Name)

                                  VP Carrier Sales
                         -------------------------------------------------------
                                    (Title)

                          ASSOCIATED COMMUNICATIONS COMPANIES OF AMERICA


                          By: /s/ Mike Newkirk
                             ---------------------------------------------------
                                  (Signature)

                                  Mike Newkirk
                         -------------------------------------------------------
                                  (Print Name)

                                  Vice President
                         -------------------------------------------------------
                                    (Title)

                          ACC LONG DISTANCE CORPORATIONS


                          By: /s/ Michael LaFrance
                             ---------------------------------------------------
                                  (Signature)

                                  Michael LaFrance
                         -------------------------------------------------------
                                  (Print Name)

                                    President
                         -------------------------------------------------------
                                    (Title)

                         BUSINESS TELECOM, INC.

                         BY:  /s/ Mike Newkirk
                            ----------------------------------------------------
                                  (Signature)

                                  Mike Newkirk
                         -------------------------------------------------------
                                  (Print Name)

                                    Exec. VP
                         -------------------------------------------------------
                                    (Title)


                         CINCINNATI BELL LONG DISTANCE, INC.

                         By:  /s/ Barry L. Nelson
                            ----------------------------------------------------
                                  (Signature)

                                  Barry L. Nelson
                         -------------------------------------------------------
                                  (Print Name)

                                  President & CEO
                         -------------------------------------------------------
                                     (Title)

                                                                    CONFIDENTIAL
                                                                    ------------

                         LONG DISTANCE SAVERS, Inc.

                         By: /s/ Chris Chelette
                            ----------------------------------------------------
                                  (Signature)

                                 Chris Chelette
                         -------------------------------------------------------
                                  (Print Name)

                                 Vice President
                         -------------------------------------------------------
                                    (Title)

                         NATIONAL TELECOMMUNICATIONS OF FLORIDA

                         By: /s/ John A. Mansour
                            ----------------------------------------------------
                                  (Signature)

                                 John A. Mansour
                         -------------------------------------------------------
                                  (Print Name)

                                      CEO
                         -------------------------------------------------------
                                    (Title)

                         DELTA COMM, INC.

                         By: /s/ Tom Mullis
                            ----------------------------------------------------
                                  (Signature)

                                 Tom Mullis
                         -------------------------------------------------------
                                  (Print Name)

                                 EXEC.  V.P.
                         -------------------------------------------------------
                                    (Title)

                         Page 27 of 27                              CONFIDENTIAL
                                                                    ------------

                                   APPENDIX A


  NAMES AND ADDRESSES OF ASSOCIATED COMMUNICATIONS OF AMERICA AND ITS MEMBERS
  ---------------------------------------------------------------------------


                Associated Communications Companies of America
                        111 Congress Avenue, Suite 3000
                              Austin, Texas 78701


                         ACC Long Distance Corporation
                                400 West Avenue
                           Rochester, New York 14611


                      ATX Telecommunications and Services
                               50 Monument Road
                        Bala Cynwyd, Pennsylvania 19004

                            Business Telecom, Inc.
                              4300 Six Forks Road
                         Raleigh, North Carolina 27609


                      Cincinnati Bell Long Distance, Inc.
                           36 East 7th Street, #2200
                            Cincinnati, Ohio 45202


                          Long Distance Savers, Inc.
                             801 North 31st Street
                            Monroe, Louisiana 71202


               Telefonica Larga Distancia de 'Puerto Rico, Inc.
                                P.O. Box 70325
                          San Juan, Puerto Rico 00936


                    National Telecommunications of Florida
                        111 Congress Avenue, Suite 3000
                              Austin, Texas 78701


                               Delta Comm, Inc.
                              113 S. Main Street
                              Arab, Alabama 35016